UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 1, 2018

LIBERTY INTERACTIVE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-33982	84-1288730
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Blvd.

Englewood, Colorado 80112

(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (720) 875-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.

At Liberty Interactive Corporation’s (the “Company”) special meeting of stockholders held on February 2, 2018 (the “Special Meeting”), the following proposals were considered and acted upon by the holders of the Company’s Series A Liberty Ventures common stock, par value $0.01 per share (“LVNTA”), and the Company’s Series B Liberty Ventures common stock, par value $0.01 per share (“LVNTB”): (1) a proposal (the “Redemption Proposal”) to approve the redemption of each share of LVNTA and LVNTB, in exchange for one share of GCI Liberty, Inc. Class A common stock, no par value (“GLIBA”), and GCI Liberty, Inc. Class B common stock, no par value (“GLIBB”), respectively (the “Split-Off”), following the acquisition of such shares by Liberty Interactive LLC, a Delaware limited liability company and a direct wholly-owned subsidiary of the Company (“LI LLC”), in connection with the contribution of certain assets and liabilities attributed to the Company’s Ventures Group to GCI Liberty, Inc.; and (ii) a proposal (the “Adjournment Proposal”) to authorize the adjournment of the Special Meeting by the Company to permit further solicitation of proxies, if necessary or appropriate, if sufficient votes are not represented at the Special Meeting to approve the Redemption Proposal.  The number of votes cast for or against, as well as the number of abstentions and broker non-votes as to each proposal, are set forth below.

1. The Redemption Proposal

Votes For	Votes Against	Abstentions	Broker Non-Votes
108,840,595	27,156	1,789,668	—

Accordingly, the Redemption Proposal was approved.

2. The Adjournment Proposal

Votes For	Votes Against	Abstentions	Broker Non-Votes
101,073,436	9,550,052	33,931	—

Accordingly, the Adjournment Proposal was approved.

Item 7.01.  Regulation FD Disclosure.

On February 1, 2018, the Company announced that its President and Chief Executive Officer, Greg Maffei, will host a conference call to discuss results for the fourth quarter of 2017 on Thursday, March 1st, at 11:00 a.m. (E.S.T.). Following prepared remarks, the Company will host a brief Q&A session during which management will accept questions regarding both the Company and Liberty TripAdvisor Holdings, Inc.  During the call, Mr. Maffei may discuss the financial performance and outlook of both companies, as well as other forward looking matters including the proposed acquisition of General Communications, Inc. (“GCI” or “GCI Liberty”) by the Company, its combination with Liberty Ventures Group and the subsequent split-off of the Company’s interest in the combined company.

This Current Report on Form 8-K and the press release attached hereto as Exhibit 99.1 are being furnished to the Securities and Exchange Commission under Item 7.01 of Form 8-K in satisfaction of the public disclosure requirements of Regulation FD and shall not be deemed "filed" for any purpose.

Item 8.01.  Other Events.

On February 2, 2018, the Company and GCI issued a joint press release announcing the results of their respective special meetings of stockholders, and that GCI has filed its amended and restated articles of incorporation with the Commissioner of the Department of Commerce, Community and Economic Development of the State of Alaska.  The press release is being filed herewith as Exhibit 99.2 to this Current Report on Form 8-K and is hereby incorporated by reference into this Item 8.01.

Furthermore, as previously reported, in accordance with the terms of the Agreement and Plan of Reorganization, dated as of April 4, 2017, by and among the Company, LI LLC, and GCI (to be renamed “GCI Liberty, Inc.”), as amended, and subject to certain conditions set forth therein, GCI Liberty intends to authorize and issue GLIBA, GLIBB, and GCI Liberty Series A Cumulative Redeemable Preferred Stock (“GLIBP”), at the time of the auto conversion and each stock is expected to be listed on the Nasdaq Global Select Market under the symbols “GLIBA,” “GLIBB,” and “GLIBP,” respectively.  It is expected that each of GLIBA, GLIBB and GLIBP will begin trading on the first trading day following the Split-Off.  GCI Liberty cannot predict the trading prices for its capital stock when such trading begins.

Forward-looking Statements

This Current Report on Form 8-K includes certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about the completion of the proposed transactions between the Company and GCI, the issuance and listing of shares of GLIBA, GLIBB and GLIBP on the Nasdaq Global Select Market and the first trading day of GLIBA, GLIBB and GLIBP. These forward-looking statements involve many risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including, without limitation, the satisfaction of conditions to the proposed transactions. These forward-looking statements speak only as of the date of this Current Report on Form 8-K, and the Company expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in the Company's expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. Please refer to the publicly filed documents of the Company, including its most recent Forms 10-K and 10-Q, for additional information about the Company and about the risks and uncertainties related to the Company's businesses which may affect the statements made in this Current Report on Form 8-K.

Additional Information

Nothing in this Current Report on Form 8-K shall constitute a solicitation to buy or an offer to sell shares of GCI Liberty, GCI common stock or any of the Company’s tracking stocks. The offer and issuance of shares in the proposed transactions will only be made pursuant to GCI's effective registration statement. Company stockholders, GCI shareholders and other investors are urged to read the registration statement and the joint proxy statement/prospectus regarding the proposed transactions and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they contain important information about the proposed transactions. Copies of these SEC filings are available free of charge at the SEC's website (http://www.sec.gov). Copies of the filings together with the materials incorporated by reference therein are also available, without charge, by directing a request to Liberty Interactive Corporation, 12300 Liberty Boulevard, Englewood, Colorado 80112, Attention: Investor Relations, Telephone: (720) 875-5420. GCI investors can access additional information at ir.gci.com.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
99.1	Press Release, dated February 1, 2018, regarding the earnings announcement.
99.2	Joint Press Release, dated February 2, 2018, regarding the results of the special meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 6, 2018

LIBERTY INTERACTIVE CORPORATION

By:	/s/ Wade Haufschild
Name: Wade Haufschild
Title: Vice President